SASCO 2005-GEL1
Credit Risk Manager Report
October 2005
Copyright 2005 The Clayton Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Table of Contents

Section One         Executive Summary
Section Two         Prepayment Premium Analysis
Section Three       Loss Analysis
Section Four        Analytics

Copyright 2005 Clayton Fixed Income Services Inc.. All Rights Reserved.

Section One
Executive Summary
Copyright 2005 Clayton Fixed Income Services Inc.. All Rights Reserved.

SASCO 2005-GEL1
Executive Summary
August 2005

Transaction Summary

Closing Date:                    01/28/2005
Depositor:                       Structured Asset Securities Corporation
Trustee(s):                      U. S. Bank
Master Servicer:                 Aurora Loan Services Master Servicing
Servicer(s):                     Aurora Loan Services, Cendant Mortgage,
                                 Chase Home Finance, Ocwen Financial
                                 Services, Option One Mortgage,
                                 Wells Fargo/ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s):             General Electric Mortgage Insurance,
                                 Mortgage Guaranty Insurance Corporation,
                                 PMI Mortgage Insurance Co., Republic
                                 Mortgage Insurance Company,
                                 Triad Guaranty Insurance Company,
                                 United Guaranty
                                 Residential Insurance Company
Delinquency Reporting Method:    OTS*

Collateral Summary
                     Closing Date    7/31/05**      9/30/05 as
                                                     a % of
                                                   Closing Date
Collateral Balance    $155,257,025  107,909,611     69.50%
Loan Count              1,230         941          76.50%

* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.


Second Lien Statistics
                                 Loan Count     Summed Balance

Total Outstanding Second Liens     257           $7,522,311
30 Days Delinquent                  8            $302,152
60 Days Delinquent                  3            $85,688
90+ Days Delinquent                 11            $369,372


Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Prepayments

Distribution  Beginning    Total         Percentage of
Date          Collateral   Prepayments   Prepayment
              Balance
10/25/2005   111,608,133   $3,847,052       3.47
9/25/2005    116,880,258   $4,961,336       4.24
8/25/2005    121,439,562   $4,364,534       3.59

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 10/25/2005 remittance, 12loans with active prepayment flags were paid off, all of which had premiums remitted totaling $53,969.
Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in Septmeber 2005.

Loss Analysis

In the 10/25/2005 remittance, this security experienced two loss, totaling a net loss of $1,713.  The servicers reported losses totaling $1,808.
Clayton is contacting both parties to resolve this discrepancy. met these criteria.
The High Loss Report is made up of loans with a loss of $50,000 or loss sevrities over 50 percent. This month there are no loans on the High Loss Report

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Section Two

Loan-Level Report
Copyright  2005 Clayton Fixed Income Services Inc. All rights reserved.
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
R0
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
believed to be the most accurate value according to these formulas is shown on the report. When no based on credit class.
Loan-Level Report Definitions
Copyright  2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6005835 TX
514
8/11/2000
2/1/2005
BPO 15%
9%
-186.22% 6/1/2006 6CC36999F
Monitor
($44,323) $163,000
$225,000
$23,800
$20,394 8/3/2005
Default Reason: (Unknown)
2
11/10/2005 We have asked the servicer for the senior lien status and balance, and are awaiting a response.
10/12/2005 A BPO performed on 8/3/2005 valued this property at $225,000. This is a $62,000 or 38 percent value increase since origination. Murrayhill asked the servicer for the senior lien delinquency status and unpaid principal balance. 10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
8/16/2005 A BPO was performed in June 2005, which valued this property at $165,000.
8/12/2005 This second lien is 90 days delinquent. Murrayhill asked the servicer if an updated valuation has been performed.
6006065 MN
650
12/15/2003
2/15/2005
BPO 20%
20%
108.50% 10/15/2006 36C369999
Monitor
$46,874 $216,000
$210,000
$43,200
$42,612 9/9/2005
Default Reason: (Unknown)
2
11/10/2005 We have asked the servicer if it has conducted an equity analysis or considered charging off this second lien. Clayton estimated the NPV to be $2,376.
9/12/2005 This second lien has an LIPD of 2/15/2005. Murrayhill asked the servicer if a notice of intent has been sent to the borrower, as an equity analysis cannot be completed until the debt has been accelerated.
6/9/2005 A BPO performed on 3/11/2005 valued this property at $215,000. This is a five percent value decline since origination. This loan has been added to the Watchlist because Murrayhill is estimating a loss of $46,874, a severity of 109 percent.
6006099 MI
544
7/1/2004
4/1/2005
BPO 93%
138%
43.83% 11/1/2006 CCCCC36FF
Monitor
$110,239 $270,000
$179,900
$251,500
$248,837 7/17/2005
Default Reason: (Unknown)
1
11/10/2005 According to the state foreclosure timeline this loan should go to foreclosure sale next month. Clayton will continue to report on all actions taken on this loan.
10/11/2005 The borrower was set up on a repayment plan on 8/5/2005. The borrower did not make a payment and this loan entered foreclosure status on 8/17/2005. Based on Michigan foreclosure timelines, this loan should go to foreclosure sale in October 2005.
9/12/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $110,239. A BPO performed on 7/17/2005 valued the property at $179,900. This represents a 33 percent or $90,100 value decline since origination. Murrayhill asked the servicer to explain the large value decline. The borrower has been set up on a repayment plan scheduled for 8/5/2005 through 2/28/2006.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006282 TX
543
11/1/2004
6/1/2005
BPO 86%
87%
8.18% 6/1/2006 CCCC36636
Monitor
$7,889 $112,000
$110,000
$96,400
$95,949 6/4/2005
Default Reason: (Unknown)
1
11/10/2005 This property is currently 60 days delinquent, and foreclosure cannot be initiated until a property inspection has been completed, an environmental survey is done, and an equity analysis performed. Clayton will continue to update on all actions taken on this loan.
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
8/11/2005 The borrower was set up on a payment plan which began on 6/30/2005 and is scheduled to go through 2/28/2005. The borrower did not make a payment in June 2005.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006325 TX
509
2/1/2002
2/1/2005
BPO 94%
88%
8.52% 2/1/2006 FFF3FFFFF
Monitor
$8,460 $105,500
$109,000
$99,222
$96,373 8/8/2005
Default Reason: (Unknown)
1
11/10/2005 Clayton will continue to monitor the foreclosure sale scheduled for November, and make sure additional expenses are not incurred if the timeline is exceeded.
11/3/2005 The servicer confirmed that this loan is in active foreclosure status. The foreclosure sale is scheduled for 11/1/2005.
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
9/12/2005 According to the servicer's response, the foreclosure was started on 7/23/2002. The borrower was on a stipulated repayment plan which broke on 11/22/2004.
8/11/2005 According to the 6/30/2005 data file, this loan is 90 days delinquent and a Notice of Intent to foreclose was sent to the borrower on 6/20/2005. Although the data file states this loan is in active foreclosure status it may not be.
5/25/2005 According to the servicer's response, the foreclosure sale date was scheduled for 6/1/2005, but the sale was suspended for a repayment plan. The borrower appears to be performing on the repayment plan. The 4/30/2005 delinquency file confirmed that this loan is not in foreclosure status. This loan has an LIPD date in February 2005 which would make this loan 30 days delinquent.
4/15/2005 This loan is current and should not be coded as foreclosure.
4/14/2005 Murrayhill asked the servicer if a foreclosure sale date had been set. Texas has a one month foreclosure timeline and the loan has been in foreclosure for two months.
6006575 TX
591
5/1/2004
12/1/2004
BPO 5%
6%
109.18% 1/1/2006 36999999
Monitor
$13,922 $255,000
$213,000
$12,750
$12,656 12/15/2004
Default Reason: (Unknown)
2
11/10/2005 We are awaiting the servicer's response regarding charging off the loan.
10/12/2005 According to the 8/31/2005 data file, the servicer is no longer attempting to workout a loss mitigation strategy with the borrower. Murrayhill asked the servicer when this loan would be charged off. For every month this loan is not charged off, the servicer is advancing $137 in interest.
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
8/11/2005 According to the servicer an equity analysis was completed in May 2005 which recommended to charge off this loan. The borrower is attempting a workout with the loss mitigation department.
6/9/2005 Murrayhill asked the servicer if an equity analysis had been performed and for its recommendation.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006741 AZ
506
4/1/2004
4/1/2005
BPO 80%
302%
81.96% 8/1/2006 3CCC36FF
Monitor
$137,706 $210,000
$55,000
$168,000
$166,218 8/26/2005
Default Reason: (Unknown)
1
11/10/2005 We have asked the servicer for details regarding the large value decline of $155,000, a severity of 74 percent, and are awaiting its response. 10/11/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $137,706, a severity of 82 percent. A BPO performed on 8/26/2005 valued this property at $55,000. This represents a value decline of $155,000 or 74 percent. Murrayhill asked the servicer to explain the large value decline. This loan entered foreclosure status on 8/2/2005. Based on Arizona foreclosure timelines, this loan should proceed to foreclosure sale in December 2005.
6006770 RI
636
8/1/2004
4/1/2005
Appraisal 21%
15%
-39.46% 5/1/2006 CCCCC3699
Monitor
($15,788) $195,000
$260,000
$40,000
$39,692 9/6/2005
Default Reason: (Unknown)
2
11/10/2005 Clayton is awaiting the servicer's decision of the equity analysis as this property has increased in value by 33 percent.
10/12/2005 As of 8/31/2005, this second lien is 90+ days delinquent. Murrayhill asked the servicer if an equity analysis has been performed.
6006775 TX
512
6/1/2004
10/1/2004
BPO 20%
19%
103.44% 1/1/2006 99999999
Active
$24,599 $120,000
$122,000
$23,780
$23,741 8/9/2005
Default Reason: (Unknown)
2
11/10/2005 This loan is in 90 day delinquent status. Foreclosure cannot be initiated until an environmental survey is completed, a BPO is performed, and an equity analysis is done. Clayton will report on all actions taken on this loan. 10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
9/12/2005 No payments were received in July 2005. If the borrower does not submit a post-petition payment by October 2005, Murrayhill will ask the servicer if a motion for relief has been filed.
8/11/2005 A payment was not received in June 2005.
6/9/2005 A BPO performed on 1/12/2005 valued the property at $118,000. This loan has been added to the Watchlist because Murrayhill is estimating a loss severity of 110 percent. The borrower filed for Chapter 13 bankruptcy on 4/4/2005. Murrayhill will continue to monitor this loan to ensure post-petition payments are made.
4/15/2005 This loan was added to the Watchlist because it is 90 days delinquent and the loan is high risk because it is a second lien.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 Clayton Fixed Income Services Inc. All rights reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006796 IN
585
12/1/2004
12/1/2004
Internal Estimate 80%
103%
30.93% 8/1/2006 C669FFFFF
Monitor
$30,935 $125,000
$97,013
$100,000
$99,948 6/30/2005
Default Reason: (Unknown)
1
11/10/2005 Clayton will continue to monitor this loan to make sure it follows the Indiana foreclosure timeline, and is liquidated in December.
7/12/2005 This loan has been added to the Watchlist because it is an early payment default and was originated as a cash-out refinance. This loan entered foreclosure status on 5/13/2005. Based on Indiana foreclosure timelines, this loan should proceed to foreclosure sale in December 2005.
6006829 TX
573
11/1/2004
5/1/2005
Internal Estimate 72%
91%
14.42% 5/1/2006 CCCCC3369
Monitor
$10,799 $104,000
$82,075
$74,880
$74,578 6/30/2005
Default Reason: (Unknown)
1
11/10/2005 This loan is in 90 day delinquent status, and is on hold for foreclosure. The servicer has to perform a BPO, environmental analysis, and an equity analysis before foreclosure can be initiated.
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
6006860 CA
498
8/1/2004
4/1/2005
BPO 66%
102%
18.25% 7/1/2006 CCCCC36FF
Monitor
$91,260 $760,000
$485,000
$499,999
$496,112 8/13/2005
Default Reason: (Unknown)
1
11/10/2005 We have asked the servicer to provide us with details as to the $250,000 value decline, and are awaiting its response.
10/12/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $91,260. A BPO performed on 8/13/2005 valued this property at $485,000. This represents a value decline of $275,000 or 36 percent since origination. This loan entered foreclosure status on 8/2/2005. Based on California foreclosure timelines, this loan should proceed to foreclosure sale in December 2006.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: September 30, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 Clayton Fixed Income Services Inc. All rights reserved.

Section three
Prepayment Premium Analysis
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

SASCO 2005-GEL1 Prepayments
Mortgage Data Through: September 30, 2005
                            10/25/05 9/25/05  8/25/05 7/25/05 6/25/05 5/25/05

Total Cash Flows
Remitted by Servicers       $53,969  $23,564  $75,287  $22,198   $44,153 $51,932

Remitted by Trustee         $53,969  $23,564  $67,552  $22,198   $44,153 $51,932


Difference                    $0       $0      $7,735   $0       $0      $0


Total Collections by the Servicer
                             10/25/05 9/25/05  8/25/05 7/25/05 6/25/05 5/25/05

Total Paid-Off Loans (A)        30       37       36       25       38      14


Total Paid-Off Loans with Flags 14       11       15        4        9      10



Exceptions
Expired Prepayment Clauses       2        2        1        0        1       0


Liquidations                     0        0        0        0        0       0


(charge-offs, short sale, REO)
Acceleration of Debt             0        0        0        0        0       0


Note did not Allow               0        0        0        0        1       0


Total Exceptions                 2        2        1        0        2       0



Other Exceptions
Prohibited under State Statutes  0        0        0        0        0       0



Loans with Active Prepayment     12        9       14        4        7      10


Premiums with Remitted
Premiums ( B )

Loans without Prepayment         0        1        1        0        0       0


Flags with Remitted Premiums

Total Loans with Remitted        12       10       15        4        7      10


Prepayment Premiums ( C )

Loans with Active Prepayment     12        9       14        4        7      10


Premiums ( D )

Premiums Remitted for Loans      100%     100%   100%      100%     100%    100%


with Active Prepayment
Flags (B/D)

Total Loans with Remitted        100%     111%   107%      100%     100%    100%


Premiums (C/D)

Total Loans with Remitted     40%   27.03%  41.67%   16.00%   18.42%  71.43%


Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: September 30, 2005

Murrayhill ST. Del.   Orig.  PPP    Exp.   Payoff   Premium   % of
ID             String  Date   Flag   Date   Balance  Remitted  Premium
                                                               to Payoff

                                                               Balance
6006463 VA CCCCCCC0 10/27/2003 2 10/27/2005 $122,408 $2,448 2%
6006660 CA CCCCC3690 1/9/2004 2 1/9/2006 $168,658 $5,552 3%
6005651 CA CCCCCCCC0 1/16/2004 2 1/16/2006 $301,638 $8,434 3%
6006718 PA CCCCCCCC0 4/12/2004 2 4/12/2006 $89,190 $3,314 4%
6005719 CA CCCCCCCC0 5/26/2004 2 5/26/2006 $79,127 $3,313 4%
6006286 OH CCCCCCCC0 7/9/2004 2 7/9/2006 $60,278 $608 1%
6005722 CA CCCCCCCC0 7/16/2004 2 7/16/2006 $148,958 $6,257 4%
6006602 CA C3CCCCCC0 8/24/2004 2 8/24/2006 $172,644 $5,170 3%
6006609 WA CCCCCCCC0 8/25/2004 2 8/25/2006 $323,443 $9,022 3%
6006825 VA CCC6C3360 9/27/2004 2 9/27/2006 $241,546 $4,831 2%
6006057 IN CCCCCCCC0 10/13/2003 3 10/13/2006 $39,764 $795 2%
6005947 CA CCCCCCCC0 2/18/2004 3 2/18/2007 $176,000 $4,224 2%

*Awaiting Servicer Response

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Section Four
Loss Analysis
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

SASCO 2005-GEL1 Historical Monthly Losses
Losses Through: September 30, 2005

Date        Loan Loss Amount  Loss Percentage

10/25/2005         $1,713.49           0.00%

9/25/05                 $22,444.77           0.01%

8/25/05          $20,532.03        0.01%

7/25/05          $53.00            0.00%

6/25/05          $0.00             0.00%

5/25/05          $0.00             0.00%

4/25/05          $0.00             0.00%

3/25/05          $0.00             0.00%

2/25/05          $0.00             0.00%

Totals:          $44,473.29        0.03%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

Copyright 2005 Clayton Fixed Income Services Inc.. All Rights Reserved.

SASCO 2005-GEL1 Loss Reconciliation Report
Trustee Remittance Date: October 25, 2005


Remittance Statement        Summary

10/25/2005        $1,713        Loan-Level Losses:        $1,713
                                Subsequent Losses:        $0
                                 Subsequent Gains:        $0
                            Monthly Security Loss:        $1,713
                                  Losses Remitted:        $1,713
                                       Difference:        $0

Loan-Level Loss Report

Loan Number        Loss        Loan Number        Loss        Loan Number

Loss
6005689              $63        6006353                  $1,650
                          Loan-Level Loss Report        Total:       $1,713

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

SASCO 2005-GEL1 Loss Report
Losses Through: September 30, 2005

October 25, 2005

Loan    State Origination Original Original Amount    Loss    Loss
Number           Date       LTV    Original Appraisal       Severity

6005689  MO     6/25/04     85%        $106.250       $63.00  .06%
                                      $125,000
6006353  AZ     5/30/00     85%       $129,900        $1,650.49 1.27%

                                  Monthly Total:     $1,713.49 0.73%


Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Section Five
Analytics
Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
1/31/2005        2786078.11        1383899.2        84288.69        227151.6
   0
2/28/2005        4485957.85        2384267.64        496485.98        1063357.81
       0
3/31/2005        3803409.38        1501902.25        546482.95        1623343.47
       0
4/30/2005        7288578.28        1718699.39        1096430.31
1263970.32        48968.53
5/31/2005        7570527.15        2590389.13        579300.12        1974025.28
       48968.53
6/30/2005        7492718.75        3270518.6        1511128.61        3051669.62
       146968.53
7/31/2005        5018057.84        4123296.05        2147000.91
3981206.23        271223.71
8/31/2005        3465950.19        3096939.95        3047029.36        4776431.5
       222255.18
9/30/2005        3700042.49        1380872.41        4553256.31
4934939.92        415517.23
10/31/2005        4858701.94        2266406.11        3348056.85
4730617.23        456040.79


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
1/31/2005        44        19        1        2        0
2/28/2005        37        23        10        7        0
3/31/2005        26        17        10        12        0
4/30/2005        48        12        15        12        1
5/31/2005        53        21        12        15        1
6/30/2005        50        23        19        21        2
7/31/2005        48        27        22        25        3
8/31/2005        43        24        28        29        2
9/30/2005        36        19        37        31        5
10/31/2005        38        14        38        31        5


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL1 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005
Date        Distribution Date        CPR        3-Month MA        6-Month MA
   12-Month MA
10/31/2005        11/25/2005        34.63%        99.99%        99.33%
9/30/2005        10/25/2005        34.46%        99.99%        99.32%
8/31/2005        9/25/2005        100.00%        99.99%        99.34%
7/31/2005        8/25/2005        35.99%        38.38%        35.69%
6/30/2005        7/25/2005        36.55%        36.75%
5/31/2005        6/25/2005        42.38%        39.77%
4/30/2005        5/25/2005        30.79%        32.88%
3/31/2005        4/25/2005        45.21%
2/28/2005        3/25/2005        20.27%
1/31/2005        2/25/2005        31.98%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: October 31, 2005
Weighted        Monthly
Date        Average Age        Default Amt        Default Rate        CDR (F-R)
      SDA Curve        SDA %
31-Oct-05        25.57        $164,779        0.15%        1.79%        0.51%
    349%
30-Sep-05        24.45        $69,511        0.06%        0.72%        0.49%
   147%
31-Aug-05        223.60        $0        0.00%        0.00%        0.03%
0%
31-Jul-05        21.97        $124,255        0.10%        1.19%        0.44%
    272%
30-Jun-05        20.86        $98,000        0.07%        0.84%        0.42%
   201%
31-May-05        19.88        $0        0.00%        0.00%        0.40%
0%
30-Apr-05        18.72        $0        0.00%        0.00%        0.37%
0%
31-Mar-05        17.76        $0        0.00%        0.00%        0.36%
0%
28-Feb-05        15.01        $0        0.00%        0.00%        0.30%
0%
31-Jan-05        15.43        $0        0.00%        0.00%        0.31%
0%

Averages:        40.32        $45,654        0.04%        0.45%        0.36%
   97%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.